SUPPLEMENT DATED NOVEMBER 8, 2012 TO THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Prospectus Dated May 8, 2012

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Emerging Markets High Yield Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com/etf.

The section of the Prospectus titled “The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index” is hereby deleted and replaced with the following:

The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index is a subset of the BofA Merrill Lynch US Emerging Markets Liquid Corporate Plus Index including all securities rated BB1 or lower.

The Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that are rated BB1 or lower (based on an average of Moody’s, S&P and Fitch) and that are issued in the major domestic and Eurobond markets. If only two of these agencies rate a bond, then the average rating is based on the average of the two ratings. If only one agency rates a bond, that rating is used for considering Index eligibility. In order to qualify for inclusion in the Index, an issuer must have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries. The FX-G10 includes all Euro members, the United States, Japan, the United Kingdom, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, bonds must have at least one year remaining to final maturity, a fixed coupon and at least $300 million in outstanding face value to be included in the Index. The Index includes corporate and quasi-government bonds of qualifying countries, but excludes sovereign and supranational bonds. Original issue zero coupon bonds, “global” securities (i.e., bonds issued simultaneously in the eurobond and U.S. domestic bond markets), Rule 144A securities and payment-in-kind securities, including toggle notes, qualify for inclusion in the Index. Payment in-kind securities pay distributions or interest in the form of additional securities. Toggle notes are a type of payment-in-kind bond where the issuer has the option to make coupon payments “in kind” or in cash. Callable perpetual securities qualify provided they are at least one year from the first call date. A callable perpetual security is a type of bond that has no maturity date but may be redeemed by the issuer at certain times. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Defaulted securities are excluded from the Index.

Index constituents in the BofA Merrill Lynch US Emerging Markets Liquid Corporate Plus Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest, subject to a 10% country of risk cap and a 2% issuer cap. Countries and issuers that exceed the limits are reduced to 10% and 2%, respectively, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other countries and issuers that fall below their respective caps are increased on a pro-rata basis. In the event there are fewer than 10 countries in the Index, or fewer than 50 issuers, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. As a subset of a larger index, the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index constituents are taken at market value as calculated in the BofA Merrill Lynch US Emerging Markets Liquid Corporate Plus Index and reweighted proportionally.

Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during each month are retained in the Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index.

The Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month end rebalancing at which point they are removed from the Index.

As of the date of this Prospectus, the Index included approximately 273 bonds of 173 issuers from the following countries: Argentina, Azerbaijan, Barbados, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Egypt, El Salvador, Georgia, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Kazakhstan, Macau, Mexico, Mongolia, Nigeria, Oman, Peru, the Philippines, Poland, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sri Laanka, Turkey, Ukraine, United Arab Emirates and Venezuela.

Please retain this supplement for future reference.